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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


       Date of Report (Date of earliest event reported): October 23, 2000


                           AVALONBAY COMMUNITIES, INC.
               (Exact name of registrant as specified in charter)


         MARYLAND                        1-12672            77-0404318
(State or other jurisdiction   (Commission file number)     (IRS employer
         of incorporation)                                  identification no.)


          2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 329-6300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Presentation Materials, including related notes and appendices.



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Item 9.  Regulation FD Disclosure.

AvalonBay Communities, Inc. is furnishing under Item 9 of this Current Report on Form 8-K the information included as exhibit 99.1 to this report. Exhibit 99.1 includes information that AvalonBay will present to current and prospective stockholders and other persons and institutions who may be interested in AvalonBay and its business, finances, or securities. AvalonBay first presented this information to these persons and entities on October 23, 2000.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                     AVALONBAY COMMUNITIES, INC.


                                     By: /s/ Thomas J. Sargeant
                                         -------------------------------------
Dated: October 23, 2000                  Executive Vice-President and Chief
                                           Financial Officer


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                                  Exhibit Index

99.1     Presentation Materials.